SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): March 16, 2000

                                   ----------

                          INTERNET COMMERCE CORPORATION
             (Exact name of registrant as specified in its charter)

                          Commission file number 024996


                Delaware                                   133645702
    (State or other jurisdiction of             (I.R.S. Employer Identification
     incorporation or organization)                         Number)


                   805 Third Avenue, New York, New York 10022
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (212) 271-7640
              (Registrant's telephone number, including area code)

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                          INTERNET COMMERCE CORPORATION
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                            Page

Item 5. Other Events.........................................................3

Item 7. Exhibit..............................................................3

Signature....................................................................4

Exhibit 99.1.................................................................5


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Item 5.     OTHER EVENTS

      Michele Golden resigned for personal reasons as Executive Vice President -- Business Development of the Company effective March 16, 2000. Ms. Golden will remain as a director and will provide consulting services to the Company for two years under a Consulting Agreement dated as of March 15, 2000.

Item 7.    EXHIBIT

      99.1 Consulting Agreement dated as of March 15, 2000 between the Company and Michele Golden.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2000

                                    INTERNET COMMERCE CORPORATION


                                    /s/ Walter M. Psztur
                                    -------------------------------------------
                                    Walter M. Psztur
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)